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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): November 13, 2006

                               AKEENA SOLAR, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware               333-130906               20-5132054
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  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)


          605 University Avenue, Los Gatos, CA                     95032
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        (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (408) 395-7774
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                                      N/A
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         (Former name or former address, if changed since last report.)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On November 13, 2006, the registrant issued a press release discussing its results of operations for the three and nine months ended September 30, 2006. A copy of the press release of the registrant and its unaudited financial statements for the nine months ended September 30, 2006 are attached hereto as
Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information, including the exhibits attached hereto, in this Current Report is being furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.            Description
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99.1                   Press release dated November 13, 2006.

99.2                   Financial Statements




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AKEENA SOLAR, INC.


Date: November 13, 2006                    By:  /s/ David Wallace
                                                --------------------------------
                                           Name:    David Wallace
                                           Title:   Chief Financial Officer